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Exhibit 23.1

CONSENT OF ERNST & YOUNG LLP, INDEPENDENT AUDITORS

        We consent to the incorporation by reference in the Registration Statement (Form S-8 ) pertaining to the 1999 Employee Stock Purchase Plan of Hoovers, Inc. of our report dated April 30, 2002, with respect to the consolidated financial statements of Hoovers, Inc. included in its Annual Report (Form 10-K) for the year ended March 31, 2002 filed with the Securities and Exchange Commission.

                      /s/ Ernst & Young LLP

Austin, Texas
January 28, 2003

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  Exhibit 23.1
CONSENT OF ERNST & YOUNG LLP, INDEPENDENT AUDITORS